UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 20, 2004

ENEFTECH CORPORATION
             (Exact name of registrant as specified in its charter)

                                     TEXAS
         (State or other jurisdiction of incorporation or organization)


              00-32677                           76-0676166
        (Commission File Number)         (IRS Employer Identification No.)

             P.O. Box 6162,                                77040
             Burbank, California                         (Zip Code)
                     (Address of principal executive offices)


                                 (310) 994-4408
              (Registrant's telephone number, including area code)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)       Financial  Statements.
               ----------------------
     The financial statements field with the Registrant's Forms 10-KSB for the fiscal years ending December 31, 2002 and December 31, 2003, were not audited or commented on by the Registrant's independent auditors, and the financial statements filed with the Registrant's Forms 10-QSB for the quarterly periods ended March 31, 2003, June 30, 2003, September 30, 2003 March 31, 2004 and June 30, 2004 were not reviewed by the Registrant's independent auditors, prior to the filing of those periodic reports.

     The Registrant's independent auditors are in the process of reviewing the financial statements for the referenced quarterly periods and auditing the financial reports for the two fiscal years ending December 31, 2002 and December 31, 2003. When this review and audit process has been completed, Registrant will amend its previous filings to include the appropriate review and audit reports.

(b) Pro forma Financial Statements.
               ------------------------------

     (2) Pro forma financial information with respect to Registrant and its acquisition of iWorld Projects & Systems, Inc. and its subsidiaries will be provided by amendment within 60 days of its initial filing of the report of the acquisition with the SEC on August 20, 2004.

     (c)	Exhibits.
                --------

     No exhibits are filed with this report.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004

                            ENEFTECH CORPORATION.



                            By /s/ Stephen Stotesbery
                            ---------------------------------
                            Stephen Stotesbery, President